EXECUTION COPY

AMENDMENT NO. 4

Dated as of March 24, 2016

to

CREDIT AGREEMENT

Dated as of January 18, 2012

THIS AMENDMENT NO. 4 (“Amendment”) is made as of March 24, 2016 (the “Amendment No. 4 Effective Date”) by and among Lexmark International, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of January 18, 2012 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed to make certain amendments to the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.

1. Amendments to Credit Agreement.  Effective as of the Amendment No. 4 Effective Date (as defined above) but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Borrower, the Lenders and the Administrative Agent agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated EBITDA” means, with respect to the Borrower and its Subsidiaries for any fiscal period, an amount equal to the sum of (a) Consolidated Net Income of the Borrower and its Subsidiaries for such fiscal period, plus (b) in each case to the extent deducted in the calculation of such Person’s Consolidated Net Income and without duplication, (i) depreciation and amortization for such period,  plus (ii) income tax expense for such period, plus (iii) Consolidated Interest Expense paid or accrued during such period, plus (iv) other noncash charges for such period (not including accruals of charges which will be discharged in a following accounting period in cash in the ordinary course of business), plus (v) cash restructuring charges incurred; provided

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that (A) the aggregate amount of fees and expenses added back pursuant to this clause (v) shall not exceed $100,000,000 in respect of any four consecutive fiscal quarter period ending September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 or September 30, 2016, (B) the aggregate amount of fees and expenses added back pursuant to this clause (v) shall not exceed $30,000,000 in respect of any four consecutive fiscal quarter period ending December 31, 2016 or thereafter and (C) to the extent that the aggregate amount of fees and expenses added back pursuant to this clause (v), (1) exceeds $60,000,000 in respect of any four consecutive fiscal quarter period ending September 30, 2015, December 31, 2015, March 31, 2016 or June 30, 2016 or (2) exceeds $30,000,000 in respect of the four consecutive fiscal quarter period ending September 30, 2016 (any such excess amount described in any of the foregoing clauses (1) and (2) being referred to herein as an “Incremental Add-Back Amount”), such Incremental Add-Back Amount shall be included in Consolidated EBITDA solely for purposes of calculating compliance with the financial covenant set forth in Section 6.07(b) (and not for purposes of determining or calculating the Applicable Rate), plus (vi) fees and expenses directly incurred or paid in connection with any Permitted Acquisition during the four consecutive fiscal quarter periods ending September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016; provided that the aggregate amount of fees and expenses added back pursuant to this clause (vi) shall not exceed $75,000,000, minus (c) to the extent added in computing Consolidated Net Income, and without duplication, the sum of (i) interest income and (ii) any other noncash income (but not including accruals of income which will be received in a following accounting period in cash in the ordinary course of business) for such period, in each case all as determined in accordance with GAAP on a consolidated basis; provided, that with respect to the calculation of Consolidated EBITDA in determining compliance with the financial covenants contained in Section 6.07(a) and (b), Consolidated EBITDA shall be calculated, with respect to Permitted Acquisitions, on a pro forma basis reasonably satisfactory to the Administrative Agent, but without giving effect to any projected synergies or cost savings, using historical audited and reviewed unaudited financial statements obtained from the seller(s) in such Permitted Acquisition, broken down by fiscal quarter and such other period as is reasonably requested by the Administrative Agent.

2. Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent.

(b) The Administrative Agent shall have received for the account of each Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to $7,500.

(c) The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) incurred in connection with this Amendment.

3. Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties were true and correct on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment shall be a Loan Document.

5. Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LEXMARK INTERNATIONAL, INC.,
as the Borrower

By:   /s/ Bruce J. Frost
Name:  Bruce J. Frost
Title:    Treasurer

Signature Page to Amendment No. 4 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:   /s/ Daglas Panchal
Name: Daglas Panchal
Title: Vice President

Signature Page to Amendment No. 4 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

CITIBANK, N.A.

By:   /s/ James M. Walsh
Name: James M. Walsh
Title: Vice President and Managing Director

Signature Page to Amendment No. 4 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:   /s/ Lillian Kim
Name: Lillian Kim
Title: Director

Signature Page to Amendment No. 4 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

SUNTRUST BANK

By:   /s/ David Ernst
Name: David Ernst
Title: Vice President, Portfolio Manager

Signature Page to Amendment No. 4 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

THE BANK OF NOVA SCOTIA
as a Lender

By:   /s/ Eugene Dempsey
Name: Eugene Dempsey
Title: Director

Signature Page to Amendment No. 4 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

FIFTH THIRD BANK

By:   /s/ Michael J. Schaltz, Jr.
Name: Michael J. Schaltz, Jr.
Title: Vice President

Signature Page to Amendment No. 4 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

THE NORTHERN TRUST COMPANY

By:   /s/ Richard D. Benson
Name: Richard D. Benson
Title: Officer

Signature Page to Amendment No. 4 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

BANK OF AMERICA, N.A.

By:   /s/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title: Vice President

Signature Page to Amendment No. 4 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.